Financial Instruments	12 Months Ended
Apr. 30, 2024
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Instruments

11. Financial Instruments

At April 30, 2025, the Company's financial assets include cash, restricted cash, accounts receivable and short-term investments. The Company's financial liabilities include accounts payable and accrued liabilities and lease liability. The Company uses the following hierarchy for determining and disclosing fair value of financial instruments:

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Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
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Level 2: other techniques for which all inputs have a significant effect on the recorded fair value which are observable, either directly or indirectly.
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Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The Company's cash, restricted cash, accounts receivable and accounts payable and accrued liabilities approximate fair value due to their short terms to settlement. The fair value of short-term investments, which are classified as level 1 within the fair value hierarchy, is determined by obtaining the quoted market price of the short-term investment and multiplying it by foreign exchange rate, if applicable, and the quantity of shares held by the Company. Lease liability is measured at amortized cost. The fair value of the lease liability approximates its carrying value as its interest rate is comparable to current market rates.

11.1 Financial risk management objectives and policies

The financial risk arising from the Company's operations are credit risk, liquidity risk, commodity price risk, currency risk and other price risk. These risks arise from the normal course of operations and all transactions undertaken are to support the Company's ability to continue as a going concern. The risks associated with these financial instruments and the policies on how the Company mitigates these risks are set out below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

11.2 Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. Credit risk for the Company is primarily associated with the Company's bank balances and accounts receivable. The Company holds cash with Canadian chartered financial institutions of which the majority of its bank balances is uninsured as at April 30, 2025. The Company's maximum exposure to credit risk is equivalent to the carrying value of its cash, restricted cash balance and accounts receivable. In order to mitigate its exposure to credit risk, the Company monitors its financial assets and maintains its cash deposits in several Schedule I chartered banks in Canada. For accounts receivable, the Company applies the simplified approach to determining expected credit losses, which requires expected lifetime losses to be recognized upon initial recognition of the receivable. The expected lifetime credit loss provision for accounts receivable is based on the credit exposure and the financial health of the counterparties and adjusted for relevant forward-looking information, as required. The lifetime expected credit loss allowance for accounts receivable is nominal as at April 30, 2025.

11.3 Liquidity risk

Liquidity risk is the risk that the Company will not be able to settle or manage its obligations associated with financial liabilities. To manage liquidity risk, the Company closely monitors its liquidity position and ensures it has adequate sources of funding to finance its projects and operations. The Company believes that, taking into account its current cash reserves and other liquid assets, it has sufficient working capital for its present obligations for at least the next twelve months commencing from April 30, 2025. The Company's working capital (current assets less current liabilities) as at April 30, 2025 was $237,141. The Company's accounts payable and accrued liabilities are expected to be realized or settled within a one-year period.

11.4 Commodity price risk

The recoverability of the Company's physical uranium inventories is subject to changes in uranium prices. In addition, the Company's future profitability will be dependent on the royalty income to be received from mine operators. Royalties are based on a percentage of the minerals or the products produced, or revenue or profits generated from the property which is typically dependent on the prices of the minerals the property operators are able to realize. Mineral prices are affected by numerous factors such as interest rates, exchange rates, inflation or deflation and global and regional supply and demand.

11. Financial Instruments (continued)

11.5 Currency risk

Financial instruments that impact the Company's net income due to currency fluctuations include cash denominated in U.S. dollars. The impact of a Canadian dollar change against U.S. dollars on cash by 10% would have an impact of approximately $496 on net loss for the year ended April 30, 2025.

11.6 Other price risk

The Company is exposed to equity price risk as a result of investing in other mining companies. The equity prices of these investments are impacted by various underlying factors including commodity prices. Based on the Company's short-term investments held as at April 30, 2025, a 10% change in the equity prices of these investments would have an impact, net of tax, of approximately $618 on other comprehensive income.